                                  EXHIBIT 99

                                                             EXHIBIT 99
                 Form 5500-C/R                                                                                OMB Nos.  1210-0016
           Department of the Treasury                    Return/Report of Employee Benefit Plan                         1210-0089
            Internal Revene Service                         (With fewer than 100 participants)                ----------------------
               ----------------               This form is required to be filed under sections 104 and 4065            1996
            Department of Labor                 of the Employee Retirement Income Security Act of 1974        ----------------------
Pension and Welfare Benefits Administration      and sections 6039D, 6047(e), 6057(b), and 6058(a) of the        This Form is Open
               ----------------                                    Internal Revenue Code                       to Public Inspection.
    Pension Benefit Guaranty Corporation                        See separate instructions.
------------------------------------------------------------------------------------------------------------------------------------
For the calendar plan year 1996 or fiscal plan year beginning January 1              , 1996, and ending December 31     , 1996
------------------------------------------------------------------------------------------------------------------------------------
    If A(1) through A(4), B, C, and/or D do not apply to this year's return/report,          For IRS Use Only
    leave the boxes unmarked.                                                                EP-ID
    You must check either box A(5) or A(6), whichever is applicable. See instructions.       ---------------------------------------
A   This return/report is:                                                 (5) Form 5500-C filer check here..................... [_]
    (1) [_] the first return/report filed for the plan;                        (Complete only pages 1 and 3 through 6.) (Code
    (2) [_] an amended return/report;                                          section 6039D filers see instructions on page 5.)
    (3) [_] the final return/report filed for the plan; or                 (6) Form 5500-R filer check here .................... [X]
    (4) [_] a short plan year return/report (less than 12 months).             (Complete only pages 1 and 2. Detach pages 3
                                                                               through 6 before filing.) If you checked box (1) or
                                                                               (3), you must file a Form 5500-C. (See page 6 of
                                                                               the instructions.)
    IF ANY INFORMATION ON A PREPRINTED PAGE 1 IS INCORRECT, CORRECT IT. IF ANY INFORMATION IS MISSING, ADD IT. PLEASE USE RED INK
    WHEN MAKING THESE CHANGES AND INCLUDE THE PREPRINTED PAGE 1 WITH YOUR COMPLETED RETURN/REPORT.

B   Check here if any information reported in 1a, 2a, 2b, or 5a changed since the last return/report for this plan.............. [_]
C   If your plan year changed since the last return/report, check here ......................................................... [_]
D   If you filed for an extension of time to file this return/report, check here and attach a copy of the approved extention.... [_]
------------------------------------------------------------------------------------------------------------------------------------
1a  Name and address of plan sponsor (employer, if for a single-employer plan)       1b  Employer identification number (EIN)
    (Address should include room or suite no.)                                       56-0326988
                                                                                     -----------------------------------------------
                                                                                     1c  Sponsor's telephone number
               MOORESVILLE SAVINGS BANK, SSB                                         (704) 664-4888
               347 NORTH MAIN STREET, PO BOX 117                                     -----------------------------------------------
               MOORSEVILLE, NC 28115                                                 1d  Business code (see instructions, page 17)
                                                                                     6120
                                                                                     -----------------------------------------------
                                                                                     1e  CUSIP issuer number
                                                                                     N/A
------------------------------------------------------------------------------------------------------------------------------------
2a  Name and address of plan administrator (if same as plan sponsor, enter "Same")   2b  Administrator's EIN

    SAME                                                                             -----------------------------------------------
                                                                                     2c  Administrator's telephone number

------------------------------------------------------------------------------------------------------------------------------------
3   If you are filing this page without the preprinted historical plan information and the name, address, and EIN of the plan sponsor or plan administrator has changed since the last return/report filed for this plan, enter the information from the last return/report on lines 3a and/or 3b and complete line 3c.
 a  Sponsor _______________________________________________________________________ EIN _____________________ Plan number __________
 b  Administrator _________________________________________________________________ EIN ____________________________________________
 c  If line 3a indicates a change in the sponsor's name, address, and EIN, is this a change in sponsorship only? (See line 3c on page 8 of the instructions for the definition of sponsorship.) Enter "Yes" or "No."
------------------------------------------------------------------------------------------------------------------------------------

4   ENTITY CODE. (If not shown, enter applicable code from page 8 of the instructions.)       A
------------------------------------------------------------------------------------------------------------------------------------
5a  Name of plan MOORESVILLE SAVINGS BANK, SSB                                       5b Effective date of plan (mo., day, yr.)
    -------------------------------------------------------------------------------     7/01/85
    401(k) PLAN AND TRUST                                                            -----------------------------------------------
    -------------------------------------------------------------------------------  5c Three-digit
                                                                                        plan number    002
------------------------------------------------------------------------------------------------------------------------------------
    All filers must complete 6a through 6d, as applicable.                            2
6a  [_] Welfare benefit plan                 6b [_] Pension benefit plan         }   -----------------------------------------------
    (If the correct codes are not preprinted below, enter the applicable codes   }
    from page 8 of the instructions in the boxes.)                               }   -----------------------------------------------


6c  Pension plan features. (If the correct codes are not preprinted below, enter     -----------------------------------------------
    the applicable pension plan feature codes from page 9 of the instructions          G K
    in the boxes.)                                                                   -----------------------------------------------


6d  [_] Fringe benefit plan. Attach Schedule F (Form 5500). See instructions.
------------------------------------------------------------------------------------------------------------------------------------
Caution: A penalty for the late or incomplete filing of this return/report will be assessed unless reasonable cause is established.
------------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury and other penalties set forth in the instructions, I declare that I have examined this return/report, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

Signature of employer/plan sponsor  /s/ Billy R. Williams                                              Date   July 21, 1997
                                  ---------------------------------------------------------------------    -------------------------
Type or print name of individual signing above  Billy R. Williams, Sec. & Comptroller
                                               -------------------------------------------------------------------------------------
Signature of plan administrator                                                                        Date
                               -----------------------------------------------------------------------     -------------------------
Type or print name of individual signing above
------------------------------------------------------------------------------------------------------------------------------------
For Paperwork Reduction Act Notice, see page 1 of the instructions.                                             Form 5500-C/R (1998)

Form 5500-C/R(1996) Form 5500-R filers, complete pages 1 and 2 only. Form 5500-C filers, complete page 1, skip page 2, and complete
pages 3 through 6                                                                                                            Page 2
------------------------------------------------------------------------------------------------------------------------------------
6e  Check investment arrangements(s): (1)[_] Master trust  (2)[_] Common/Collective trust  (3)[_] Pooled separate account
                                                                                                                  Yes       No
------------------------------------------------------------------------------------------------------------------------------------
7a  Total participants: (1) At the beginning of plan year:               30       (2) At the end of plan year:          30

 b  Enter number of participants either account balances at the end of the plan year (defined benefit plans do not complete this
    item):            28

 c  (1) Were any participants in the pension benefit plan separated from service with a deferred vested
        benefit for which a Schedule SSA (Form 5500) is required to be attached? (See instructions)....  7c(1)              x
                                                                                                         ---------------------------
    (2) If "Yes," enter the number of separated participants required to be reported:
------------------------------------------------------------------------------------------------------------------------------------
8a  Was this plan terminated during this plan year or any prior plan year? If "Yes," enter the year ___  8a                 x
                                                                                                         ---------------------------
 b  Were all the plan assets either distributed to participants or beneficiaries, transferred to
    another plan, or brought under the control of PBGC?                                                  8b
                                                                                                         ---------------------------
 c  If line 8a is "Yes" and the plan is covered by PBGC, is the plan continuing to file PBGC Form 1 and pay premiums until the end of the plan year in which assets are distributed or brought under the control of PBGC? ..................................................................................  8c
------------------------------------------------------------------------------------------------------------------------------------
9   Is this a plan established or maintained pursuant to one or more collective bargaining agreements?   9                  x
------------------------------------------------------------------------------------------------------------------------------------
10  If any benefits are provided by an insurance company, insurance service, or similar organization, enter the number of Schedules A (Form 5500), Insurance information, that are attached. If none,
    enter -0-                                                                                        0
------------------------------------------------------------------------------------------------------------------------------------
11a (1) Were any plan amendments adopted during this plan year?........................................  11a(1)             x
                                                                                                         ---------------------------
    (2) Enter the date the most recent amendment was adopted: Month    12    Day   15   Year   95

  b If line 11a is "Yes," did any amendment result in a retroactive reduction of accrued benefits for any participant? ..................................................................................  11b
                                                                                                         ---------------------------
  c If line 11a is "Yes," did any amendment change the information contained in the latest summary plan description or summary description of modifications available at the time of the amendment?...  11c
                                                                                                         ---------------------------
  d If line 11c is "Yes," has a summary plan description or summary description of modifications that reflects the plan amendments referred to on line 11c been both furnished to participants and filed with the Department of Labor?......................................................................  11d
------------------------------------------------------------------------------------------------------------------------------------
12a If this is a pension benefit plan subject to the minimum funding standards, has the plan
    experienced a funding deficiency for this plan year? (See instructions.) ..........................  12a                x
                                                                                                         ---------------------------
  b If line 12a is "Yes," have you filed Form 5330 to pay the excise tax? .............................  12b
                                                                                                         ---------------------------
  c Is the plan administrator making an election under section 412(c)(8) for an amendment adopted after
    the end of the plan year? (See instructions.) .....................................................  12c                x
                                                                                                         ---------------------------
  d If a change in the actuarial funding method was made for the plan year pursuant to a Revenue
    Procedure providing automatic approval for the change, indicate whether the plan sponsor/administrator agrees to the change ..............................................................................  12d
------------------------------------------------------------------------------------------------------------------------------------
13a Total plan assets as of the beginning       910,468 and end          1,108,436 of the plan year
  b Total liabilities as of the beginning           414 and end                    of the plan year
  c Net assets as of the beginning           910,054.00 and end       1,108,436.00 of the plan year
------------------------------------------------------------------------------------------------------------------------------------
14  For this plan year, enter: a Plan income      199,323                              d Plan contributions        123,147
                               b Expenses             941                              e Total benefits paid           941
                               c Net income (loss)(subtract 14b from 14a)   198,382.00
------------------------------------------------------------------------------------------------------------------------------------
15  You may NOT use N/A in response to lines 15a through 15c. If you check "Yes," you must enter a dollar     Yes  No   Amount
    amount in the amount column. During this plan year:
                                                                                                         ---------------------------
  a Was this plan covered by a fidelity bond? .........................................................  15a       x
                                                                                                         ---------------------------
  b If line 15a is "Yes," enter the name of the surety company  N/A FINANCIAL INSTITUTION

  c Was there any loss to the plan, whether or not reimbursed, caused by fraud or dishonesty? .........  15c       x
                                                                                                         ---------------------------
  d Was there any sale, exchange, or lease of any property between the plan and the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10% or more
    interest in the employer, or relatives of any such persons? .......................................  15d       x
                                                                                                         ---------------------------
  e Was there any loan or extension of credit by the plan to the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10% or more interest in the employer, or
    relatives of any such persons? ....................................................................  15e       x
                                                                                                         ---------------------------
  f Did the plan acquire or hold any employer security or employer real property? .....................  15f       x
                                                                                                         ---------------------------
  g Has the plan granted an extension on any delinquent loan owed to the plan? ........................  15g       x
                                                                                                         ---------------------------
  h Were any participant contributions transmitted to the plan more than 31 days after receipt or
    withholding by the employer? ......................................................................  15h       x
                                                                                                         ---------------------------
  i Were any loans by the plan or fixed income obligations due the plan classified as uncollectible or
    in default as of the close of the plan year? ......................................................  15i       x
                                                                                                         ---------------------------
  j Has any plan fiduciary had a financial interest in excess of 10% in any party providing services
    to the plan or received anything of value from any such party? ....................................  15j       x
                                                                                                         ---------------------------
  k Did the plan at any time hold 20% or more of its assets in any single security, debt, mortgage,
    parcel of real estate, or partnership/joint venture interests? ....................................  15k   x        938,210
                                                                                                         ---------------------------
  l Did the plan at any time engage in any transaction or series of related transactions involving 20%
    or more of the current value of plan assets? ......................................................  15l       x
                                                                                                         ---------------------------
  m Were there any noncash contributions made in the plan the value of which was set without an
    appraisal by an independent third party? ..........................................................  15m       x
                                                                                                         ---------------------------
  n Were there any purchases of nonpublicly traded securities by the plan the value of which was set
    without an appraisal by an independent third party? ...............................................  15n       x
                                                                                                         ---------------------------
  o Has the plan reduced or failed to provide any benefit when due under the plan because of
    insufficient assets? ..............................................................................  15o       x
------------------------------------------------------------------------------------------------------------------------------------
16a Is the plan covered under the Pension Benefit Guaranty Corporation termination insurance program? [_] Yes [X] No
                                                                                                      [_] Not determined

  b If line 16a is "Yes" or "Not determined," enter the employer identification number and the plan number used to identify it.
    Employer identification number                                      Plan number
------------------------------------------------------------------------------------------------------------------------------------

                            SCHEDULE P (Form 5500)
              Department of the Treasury Internal Revenue Service
--------------------------------------------------------------------------------

             Annual Return of Fiduciary of Employee Benefit Trust
           File as an attachment to Form 5500, 5500-C/R, or 5500-EZ.
 For the Paperwork Reduction Notice, see page 1 of the Form 5500 Instructions.
--------------------------------------------------------------------------------

                               OMB No. 1210-0016
--------------------------------------------------------------------------------
                                     1996
--------------------------------------------------------------------------------
                    This Form is Open to Public Inspection.
--------------------------------------------------------------------------------

For trust calendar year 1996 or fiscal year beginning JANUARY 1, 1996, and ending DECEMBER 31, 1996.
--------------------------------------------------------------------------------
         1a   Name of trustee or custodian

Please    CALVIN TYNER AND DONALD BELK
         -----------------------------------------------------------------------
 type     b   Number, street, and room or suite no. (If a P.O. box, see the instructions for Form 5500, 5500-C/R, or 5500-EZ.)
  or
          347 NORTH MAIN STREET, PO BOX 117
print    -----------------------------------------------------------------------
          c   City or town, state, and ZIP code

          MOORESVILLE, NC  28115
--------------------------------------------------------------------------------
  2a      Name of trust

          MOORESVILLE SAVINGS BANK, SSB 401(K) PLAN AND TRUST
   -----------------------------------------------------------------------------
   b      Trust's employer identification number

          56-1809907
--------------------------------------------------------------------------------
  3       Name of plan if different from name of trust


--------------------------------------------------------------------------------
  4 Have you furnished the participating employee benefit plan(s) with the trust financial information required to be reported by the plan(s)?...
          [X]  Yes    [_]  No
--------------------------------------------------------------------------------
  5       Enter the plan sponsor's employer identification number as shown on
          Form 5500, 5500-C/R, or 5500-EZ.....................       56-0326988
--------------------------------------------------------------------------------
Under penalties of perjury, I declare that I have examined this schedule, and to the best of my knowledge and belief it is true, correct, and complete.

                        /s/ Donald R. Belk
Signature of fiduciary  /s/ Calvin E. Tyner                Date   07/21/97
--------------------------------------------------------------------------------

Instructions
Section references are to the Internal Revenue Code.

Purpose of Form
You may use this schedule to satisfy the requirements under section 6033(a) for an annual information return from every section 401(a) organization exempt from tax under section 501(a).

     Filing this form will start the running of the statute of limitations under section 6501(a) for any trust described in section 401(a), which is exempt from tax under section 501(a).

Who May File
     1. Every trustee of a trust created as part of an employee benefit plan as described in section 401(a).
     2. Every custodian of a custodial account described in section 401(f).

How To File
File Schedule P (Form 5500) for the trust year ending with or within any participating plan's plan year. Attach it to the Form 5500, 5500-C/R, or 5500-EZ filed by the plan for that plan year. A separately filed Schedule P (Form 5500) will not be accepted.

     If the Trust or custodial account is used by more than one plan, file one Schedule P (Form 5500). If a plan uses more than one trust or custodial account for its funds, file one Schedule P (Form 5500) for each trust or custodial account.

Trust's Employer Identification Number
Enter the trust employer identification number (EIN) assigned to the employee benefit trust or custodial account, if one has been issued to you. The trust EIN should be used for transactions conducted for the trust. If you do not have a trust EIN, enter the EIN you would use on Form 1099-R to report distributions from employee benefit plans and on Form 945 to report withheld amounts of income tax from those payments.

Note: Trustees who do not have an EIN may apply for one on FORM SS-4, Application for Employer Identification Number. You must be consistent and use the same EIN for all trust reporting purposes.

Signature
The fiduciary (trustee or custodian) must sign this schedule. If there is more than one fiduciary, the fiduciary authorized by the others may sign.

Other Returns and Forms That May Be Required
 . Form 990-T -- For trusts described in section 401(a), a tax is imposed on income derived from business that is unrelated to the purpose for which the trust received a tax exemption. Report this income and tax on Form 990-T, Exempt Organization Business Income Tax Return. (See sections 511 through 514 and the related regulations.)

 . Form 1099-R -- If you made payments or distributions to individual beneficiaries of a plan, report those payments on Form 1099-R. (See the instructions for Forms 1099, 1098, 5498, and W-2G.)

 . Form 945 -- If you made payments or distributions to individual beneficiaries of a plan, you may be required to withhold income tax from those payments. Use Form 945, Annual Return of Withhold Federal Income Tax, to report taxes withheld from nonpayroll items. (See Circular E, Employer's Tax Guide (Pub. 15), for more information.)

--------------------------------------------------------------------------------
                                                     Schedule P (Form 5500) 1996